UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2023
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PENN Entertainment, Inc.
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
825 Berkshire Blvd., Suite 200, Wyomissing, PA 19610
(Address of principal executive offices) (Zip Code)
610-373-2400
Registrant’s telephone number, including area code
______________________

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountants.
(a) Dismissal of Independent Registered Public Accounting Firm
The Audit Committee (the “Committee”) of the Board of Directors of PENN Entertainment, Inc. (the “Company”) recently completed a competitive selection process, inclusive of the Company’s current independent registered public accounting firm, Deloitte and Touche, LLP (“Deloitte”), to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Following the review and evaluation of the proposals of the participating firms, on September 26, 2023, the Committee approved the dismissal of Deloitte as the Company’s independent registered public accounting firm, following completion of its audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2023.
Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through September 26, 2023, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulations S-K).
The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein, as specified by Item 304(a)(3) of Regulation S-K. A copy of Deloitte’s letter, dated September 29, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm
As a result of the process noted above and following the review and evaluation of proposals from all participating firms, on September 26, 2023, the Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to completion of its standard client acceptance procedures.
During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through September 26, 2023, neither the Company nor anyone on its behalf consulted with PwC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

16.1	Letter from Deloitte and Touche, LLP, dated September 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 29, 2023	PENN Entertainment Inc.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy Officer and Secretary